L & B 10205/0380/L2044398.DOCX/3 1 Loan No. 539430 FIRST AMENDMENT TO LOAN AGREEMENT Date: December 29, 2021 Lender: Texas Partners Bank, a Texas state bank doing business as The Bank of San Antonio, successor by merger to The Bank of San Antonio Lender’s Mailing Address: 1900 NW Loop 410 San Antonio, Texas 78213 Borrower: Xpel, Inc., a Nevada corporation 618 West Sunset Road San Antonio, Texas 78216 Loan: Loan evidenced by $57,000,000.00 revolving line of credit note executed by Borrower and payable to the order of Lender dated May 21, 2021, as modified and increased to $75,000,000.00 pursuant to a revolving line of credit note executed by Borrower and payable to the order of Lender of even date herewith (together with all further renewals, extensions and modifications of the foregoing, collectively referred to as the “Note”) as stated therein. Loan Agreement: The Loan Agreement dated May 21, 2021, between Borrower and Lender (the “Agreement”), as amended by this First Amendment to Loan Agreement (the “First Amendment” and collectively with the Agreement and all further renewals, extensions or modifications thereof or hereof, the “Loan Agreement”). Loan Documents: The Loan Agreement, the Note, the deeds of trust, mortgages, collateral pledges, and/or security agreements securing the Note, and the related documents evidencing or securing the Loan, including without limitation (i) Pledge Agreement dated June 18, 2021, as amended by First Amendment to Pledge Agreement dated October 29, 2021, and as further amended by Second Amendment to Pledge Agreement of even date herewith, each as executed by Borrower and Lender (together with all further renewals, extensions, modifications or amendments, collectively, the “Xpel Pledge Agreement”) creating a lien on all of Borrower’s Pledged Equity and other assets as set forth therein; (ii) Commercial Security Agreement dated May 21, 2021, as amended by First Amendment to Commercial Security Agreement of even date herewith, each as executed by Borrower and Lender (together with all further renewals, extensions, modifications or amendments, collectively, the “Xpel Security Agreement”) creating a lien on all of Borrower’s business assets as set forth therein; (iii) Commercial Security Agreement dated October 29, 2021, as amended by First Amendment to Commercial Security Agreement of even date herewith, each as executed by 1 One Armor, Inc. and Lender (together with all further renewals, extensions, modifications or amendments, collectively, the “1 One Armor, Inc. Security Agreement”) creating a lien on all business assets of 1 One Armor, Inc. as set forth therein; (iv) Commercial Security Agreement dated October 29, 2021, as amended by First Amendment to Commercial Security Agreement of even date herewith, each as executed by TintNet, Inc. and Lender (together with all further renewals, extensions, modifications or amendments, collectively, the “TintNet, Inc. Security Agreement”) creating a lien on all business assets of TintNet, Inc. as set forth therein; and (v) all other documents evidencing or securing repayment of the Loan.

L & B 10205/0380/L2044398.DOCX/3 2 Loan No. 539430 R E C I T A L S: A. The information set forth above forms part of this instrument and Borrower warrants and represents to Lender that such information is true and correct. B. Borrower has requested that the Lender increase the amount of funds available pursuant to the original note in the amount of $57,000,000.00 to $75,000,000.00 as evidenced by the Note. C. Lender is agreeable to Borrower’s request subject to the terms and conditions set forth herein and in the other documents between Borrower, any collateral provider and Lender executed of even date herewith. NOW THEREFORE, in consideration of the mutual covenants, terms and conditions set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledge, the parties agree as follows: 1. Recitals; Terms. Borrower adopts and affirms the Recitals. All defined terms under the Agreement shall have the same meaning in this First Amendment unless modified herein. 2. Indebtedness. Without limitation, the Indebtedness includes the Note, as increased of even date herewith. Any reference to the “Note” in the Agreement or Loan Documents shall be deemed to refer to the Note dated of even date herewith. 3. Conditions Precedent to any Advances under the Note. As a condition to Lender’s agreement to increase the principal amount of the loan facility available to Borrower pursuant to the Agreement from $57,000,000.00 to $75,000,000.00, Borrower and Lender shall execute, and Borrower shall cause any collateral providers to execute, the Loan Documents dated of even date herewith. 4. Collateral. The Loan will continue to be secured by the collateral as described in the (i) Xpel Pledge Agreement; (ii) Xpel Security Agreement; (iii) 1 One Armor, Inc. Security Agreement, and (iv) TintNet, Inc. Security Agreement, all as may be further renewed, extended, modified and amended over time. This collateral may be referred to as the “Collateral.” If Borrower uses the proceeds of the Note to acquire any equity interests of a third party organized under the laws of a jurisdiction in the United States (thereby creating a U.S. domestic subsidiary of Borrower), Borrower covenants and agrees to cause each such U.S. domestic subsidiary to pledge all of its assets to secured repayment of the Loan and Note and Borrower shall execute, or cause such parties as Lender may reasonably require to execute, such further documents as Lender may reasonably require to evidence such pledge of assets including, but not limited to, further security agreements and resolutions on such terms and conditions as Lender may reasonably require. The form of the security agreement to be executed by each such subsidiary shall be upon substantially the same terms as the Xpel Security Agreement. All such additional assets shall constitute Collateral securing repayment of the Loan. 5. Representations. Borrower hereby confirms that all representations and warranties set forth in the Agreement (a) that contain a materiality qualification, are true and correct, on and as of the date hereof and (b) that do not contain a materiality qualification, are true and correct in all material respects, on and as of the date hereof; except (x) the representations and warranties contained in Section 5(H) of the Agreement shall be deemed to refer to the most recent financial statements furnished pursuant to Section 6 of the Agreement and (y) any representation that by its terms is made only as of an earlier date, shall remain true and correct in all material respects (or in the case of such representations and warranties that are subject to a materiality qualification, in all respects) as of such earlier date. 6. Miscellaneous. Borrower agrees to pay all reasonable out-of-pocket expenses of Lender in connection with this First Amendment and the documents dated of even date herewith as

L & B 10205/0380/L2044398.DOCX/3 3 Loan No. 539430 well as the negotiation, administration, enforcement and or collection of the Loan Documents. Borrower represents and warrants to Lender that there are no defaults or events of default under the Loan Documents now existing. In consideration of Lender’s acceptance of this First Amendment and agreement to increase the principal amount of the Note, Borrower agrees that it has no defenses, affirmative or otherwise, claims, or causes of action of any kind or nature whatsoever against the Lender or its agents or employees, directly or indirectly, arising out of the Loan Documents. TO THE EXTENT ANY SUCH DEFENSES, AFFIRMATIVE OR OTHERWISE, CLAIMS, OR CAUSES OF ACTION EXIST, THEY ARE HEREBY FOREVER WAIVED, DISCHARGED AND RELEASED. 7. Full Force. Except as amended by this First Amendment, the Agreement continues in full force and effect in accordance with its terms. 8. Counterparts. This First Amendment and any amendments, waivers, consents or supplements hereto and any Loan Documents may be executed in counterparts, each of which shall constitute an original, but all taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page to this First Amendment and any Loan Documents by facsimile or in electronic (i.e. “pdf” or “tiff” or via “DocuSign” or similar) format shall be effective as delivery of a manually executed counterpart of said instrument. The words “execution,” “signed,” “signature,” and words of similar import in this First Amendment and any Loan Documents shall be deemed to include electronic or digital signatures or electronic records (including via “DocuSign” or similar), each of which shall be of the same effect, validity and enforceability as manually executed signatures or a paper- based recordkeeping system, as the case may be, to the extent and as provided for under applicable law, including the Electronic Signatures in Global and national Commerce Act of 2000 (15 U.S.C. §§ 7001 to 7031, the Uniform Electronic Transactions Act (UETA), or any state law based on UETA, including the Texas Uniform Electronic Transactions Act, Chapter 322, Texas Business & Commerce Code. THIS WRITTEN FIRST AMENDMENT TO LOAN AGREEMENT, THE AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENT OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. [Remainder of Page Intentionally Left Blank]

L & B 10205/0380/L2044398.DOCX/3 Signature Page to Loan No. 539430 First Amendment to Loan Agreement (Xpel, Inc.) IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed as of the date first above written. BORROWER: XPEL, INC., a Nevada corporation By:__________________________________ Barry Wood, Chief Financial Officer /s/ Barry Wood

/s/ Robert S. Glenn